UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) September 8, 2015

COMMSCOPE HOLDING COMPANY, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36146	27-4332098
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1100 CommScope Place, SE, Hickory, North Carolina	28602
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (828) 324-2200

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On August 28, 2015, CommScope Holding Company, Inc. (the “Company”) filed a Current Report on Form 8-K with the Securities and Exchange Commission announcing the completion of its acquisition (the “Acquisition”) of the Telecom, Enterprise and Wireless businesses of TE Connectivity Ltd., a Swiss corporation (“TE Connectivity”), which is also referred to as its Broadband Network Solutions business unit (the “BNS Business”).

The Company is filing this Current Report on Form 8-K in order to make publicly available certain unaudited pro forma financial information of the Company reflecting the Acquisition described in Items 9.01(b) below and incorporated by reference herein.

Forward-Looking Statements

This communication contains forward-looking statements (including within the meaning of the Private Securities Litigation Reform Act of 1995) concerning the Company, the Acquisition and other matters. These statements may discuss goals, intentions and expectations as to future plans, trends, events, results of operations or financial condition, or otherwise, based on current beliefs of the management of the Company as well as assumptions made by, and information currently available to, such management. Forward-looking statements may be accompanied by words such as “aim,” “anticipate,” “believe,” “plan,” “could,” “would,” “should,” “estimate,” “expect,” “forecast,” “future,” “guidance,” “intend,” “may,” “will,” “possible,” “potential,” “predict,” “project” or similar words, phrases or expressions. These forward-looking statements are subject to various risks and uncertainties, many of which are outside the control of the Company. Therefore, you should not place undue reliance on such statements. Factors that could cause actual results to differ materially from those in the forward-looking statements include the risk that the BNS Business will not be integrated successfully into the Company or that the Company will not realize estimated cost savings, synergies and growth or that such benefits may take longer to realize than expected; failure by the Company to realize anticipated benefits of the acquisition; risks relating to unanticipated costs of integration; risks from relying on TE Connectivity for various critical transaction services for an extended period; reductions in customer spending and/or a slowdown in customer payments; failure to manage potential conflicts of interest between or among customers; unanticipated changes relating to competitive factors in the telecommunications industry; ability to hire and retain key personnel; the potential impact of consummation of the Acquisition on relationships with third parties, including customers, employees and competitors; ability to attract new customers and retain existing customers in the manner anticipated; changes in legislation or governmental regulations affecting the Company and the BNS Business; international, national or local economic, social or political conditions that could adversely affect the Company, the BNS Business or their customers; risks associated with assumptions made in connection with the critical accounting estimates, including segment presentation, and legal proceedings of the Company and/or the BNS Business; and the international operations of the Company and/or the BNS Business, which are subject to the risks of currency fluctuations and foreign exchange controls. The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties that affect the businesses of the Company and/or the BNS Business, including those described in each of the Company’s and TE Connectivity’s Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and other documents filed from time to time with the Securities and Exchange Commission. Except as required under applicable law, the parties do not assume any obligation to update these forward-looking statements.

Item 9.01	Financial Statements and Exhibits.

(b) Pro Forma Financial Information.

1.	The unaudited pro forma condensed combined financial information related to the Acquisition is attached as Exhibit 99.1 to this Current Report on Form 8-K.

(d) Exhibits.

Exhibit Number:	Description

99.1	Unaudited pro forma condensed combined financial statements and explanatory notes for the year ended December 31, 2014, the six months ended June 30, 2015 and as of June 30, 2015

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CommScope Holding Company, Inc.

Date: September 8, 2015
	By:	/s/ Mark A. Olson
	Name:	Mark A. Olson
	Title:	Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number:	Description

99.1	Unaudited pro forma condensed combined financial statements and explanatory notes for the year ended December 31, 2014, the six months ended June 30, 2015 and as of June 30, 2015